UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2013

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 6, 2013, in connection with the proposed initial public offering of shares of the Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of William Lyon Homes (the “Company”), as described in the Form S-1 Registration Statement (File No. 333-187819) filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 9, 2013, as amended (the “Registration Statement”), the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware, thereby giving effect to the Certificate of Amendment as of May 6, 2013. The Certificate of Amendment amends the Charter (i) to effect a 1-for-8.25 reverse stock split of the Company’s Class A Common Stock (the “Class A Reverse Stock Split”) to be effective upon pricing of a Qualified IPO (as defined in the Charter) and (ii) to change the definition of “Public Equity Conversion Event” under the Charter, in part, to clarify that a Public Equity Conversion Event shall be deemed to occur upon the time immediately prior to the closing of a Qualified IPO, as opposed to upon closing of a Qualified IPO as provided in the Charter prior to such amendment. Accordingly, and as described in the Registration Statement, under the terms of the Charter as amended to give effect to the Certificate of Amendment, the Class A Reverse Stock Split will occur upon the pricing of a Qualified IPO, and immediately prior to closing of a Qualified IPO, the outstanding shares of the Company’s Class C Common Stock, par value $0.01 per share, Class D Common Stock, par value $0.01 per share, and Convertible Preferred Stock, par value $0.01 per share, shall automatically convert into shares of Class A Common Stock (on a one-for-one basis and as automatically adjusted for the Class A Reverse Stock Split).

The description contained herein of the changes effected by the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached to the Amendment No. 1 to the Registration Statement, filed with the Commission on May 6, 2013 as Exhibit 3.5(a), and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is incorporated by reference:

Exhibit No.	Description

3.5(a)	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of William Lyon Homes (incorporated by reference to Exhibit 3.5(a) of the Company’s Amendment No. 1 to Form S-1 Registration Statement filed May 6, 2013 (File No. 333-187819)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated: May 10, 2013	By:	/s/ COLIN T. SEVERN
Colin T. Severn Vice President Chief Financial Officer Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.5(a)	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of William Lyon Homes (incorporated by reference to Exhibit 3.5(a) of the Company’s Amendment No. 1 to Form S-1 Registration Statement filed May 6, 2013 (File No. 333-187819)).